UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2022

Stride, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11720 Plaza America, 9th Floor, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Stride, Inc. (the “Company”) held on December 9, 2022, the Company’s stockholders, upon the recommendation of the Board of Directors of the Company (the “Board”), approved the amendment and restatement of the Company’s 2016 Equity Incentive Award Plan (the “2016 Plan”), that, among other things, increased the number of shares of common stock available for issuance by 1,045,000 shares, extended the term of the 2016 Plan to October 7, 2032, and added a prohibition on the payment of dividends and dividend equivalents on unvested awards.

A more detailed description of the material terms of the amended and restated 2016 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 26, 2022 (the “Proxy Statement”), and such description is hereby incorporated by reference herein. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the amended and restated 2016 Plan and are qualified by reference to the text of the amended and restated 2016 Plan, which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on December 9, 2022.  The Proxy Statement describes in detail each of the proposals submitted to stockholders at the Annual Meeting. The final voting results for each proposal are set forth below.

Proposal 1:  Election of Directors

The eight nominees for the Board were elected to hold office until the next annual meeting of stockholders or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office. The tabulation of votes is set forth below:

	For	Withheld	Broker Non-Vote
Aida M. Alvarez	31,936,736	3,255,641	2,229,543
Craig R. Barrett	34,518,513	673,864	2,229,543
Robert L. Cohen	34,449,557	742,820	2,229,543
Steven B. Fink	33,017,566	2,174,811	2,229,543
Robert E. Knowling, Jr.	34,300,750	891,627	2,229,543
Liza McFadden	33,904,422	1,287,955	2,229,543
James J. Rhyu	34,808,872	383,505	2,229,543
Joseph A. Verbrugge	34,575,685	616,692	2,229,543

Proposal 2:  Ratification of Appointment of Independent Auditor

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 was ratified with 37,001,765 votes for, 392,061 votes against, 28,094 abstentions, and no broker non-votes.

Proposal 3:  Advisory Vote to Approve Named Executive Officer Compensation

The compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement, was approved on an advisory basis (non-binding). There were 33,895,186 votes for, 1,218,205 votes against, 78,986 abstentions, and 2,229,543 broker non-votes.

Proposal 4:  Approval of Amendment and Restatement of the Company’s 2016 Equity Incentive Award Plan

The amendment and restatement of the 2016 Plan was approved with 33,630,245 votes for, 1,543,574 votes against, 18,558 abstentions, and 2,229,543 broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Stride, Inc. Amended and Restated 2016 Equity Incentive Award Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 26, 2022, File No. 001-33883)

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stride, Inc.

Date: December 12, 2022	By: /s/ Vincent W. Mathis
Name: Vincent W. Mathis
Title: Executive Vice President, General Counsel and Secretary